CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of January 2020. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.05 per share to date in fiscal year 2020 (January 1, 2020 to January 31, 2020). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.05	$0.016 (32%)	— (0%)	— (0%)	$0.034 (68%)
YTD	$0.05	$0.016 (32%)	— (0%)	— (0%)	$0.034 (68%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2019 (January 1, 2019 through December 31, 2019) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2019, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (January 1, 2015 through December 31, 2019) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Full Year 01/01/2019 to 12/31/2019
Cumulative Total Return[1]	25.79%
Cumulative Distribution Rate[2]	6.77%
Preceding Five-Year Period 01/01/2015 to 12/31/2019
Average Annual Total Return[3]	4.78%
Average Annual Distribution Rate[4]	6.69%
Current Annualized Distribution Rate[5]	6.77%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the fiscal year 2019 (January 1, 2019 through December 31, 2019) is determined by dividing the dollar value of distributions in the period by the Fund’s NAV as of December 31, 2019.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of December 31, 2019.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

January 10, 2020

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of February 2020. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.10 per share to date in fiscal year 2020 (January 1, 2020 to February 29, 2020). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.05	$0.012 (24%)	— (0%)	— (0%)	$0.038 (76%)
YTD	$0.10	$0.024 (24%)	— (0%)	— (0%)	$0.076 (76%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year 2020 (January 1, 2020 through January 31, 2020) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2020, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (February 1, 2015 through January 31, 2020) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Full Year 01/01/2020 to 01/31/2020
Cumulative Total Return[1]	1.58%
Cumulative Distribution Rate[2]	0.56%
Preceding Five-Year Period 02/01/2015 to 01/31/2020
Average Annual Total Return[3]	3.91%
Average Annual Distribution Rate[4]	6.72%
6.70%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the year-to-date period (January 1, 2020 through January 31, 2020) is determined by dividing the dollar value of distributions in the period by the Fund’s NAV as of January 31, 2020.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of January 31, 2020.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

February 7, 2020

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of March 2020. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.15 per share to date in fiscal year 2020 (January 1, 2020 to March 31, 2020). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.05	$0.012 (25%)	— (0%)	— (0%)	$0.038 (75%)
YTD	$0.05	$0.037 (25%)	— (0%)	— (0%)	$0.113 (75%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year 2020 (January 1, 2020 through February 29, 2020) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2020, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (March 1, 2015 through February 29, 2020) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Full Year 01/01/2020 to 02/29/2020
Cumulative Total Return[1]	-6.66%
Cumulative Distribution Rate[2]	1.22%
Preceding Five-Year Period 03/01/2015 to 02/29/2020
Average Annual Total Return[3]	2.36%
Average Annual Distribution Rate[4]	6.75%
Current Annualized Distribution Rate[5]	7.33%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the year-to-date period (January 1, 2020 through February 29, 2020) is determined by dividing the dollar value of distributions in the period by the Fund’s NAV as of February 29, 2020.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of February 29, 2020.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

March 9, 2020

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of April 2020. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.20 per share to date in fiscal year 2020 (January 1, 2020 to April 30, 2020). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.05	$0.014 (27%)	— (0%)	— (0%)	$0.036 (73%)
YTD	$0.20	$0.055 (27%)	— (0%)	— (0%)	$0.145 (73%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2020 (January 1, 2020 through March 31, 2020) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2020, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (April 1, 2015 through March 31, 2020) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Full Year 01/01/2020 to 03/31/2020
Cumulative Total Return[1]	-27.87%
Cumulative Distribution Rate[2]	2.40%
Preceding Five-Year Period 04/01/2015 to 03/31/2020
Average Annual Total Return[3]	-2.19%
Average Annual Distribution Rate[4]	6.80%
Current Annualized Distribution Rate[5]	9.58%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the year-to-date period (January 1, 2020 through March 31, 2020) is determined by dividing the dollar value of distributions in the period by the Fund’s NAV as of March 31, 2020.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of March 31, 2020.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

April 9, 2020

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of May 2020. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.25 per share to date in fiscal year 2020 (January 1, 2020 to May 31, 2020). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.05	$0.014 (28%)	— (0%)	— (0%)	$0.036 (72%)
YTD	$0.25	$0.069 (28%)	— (0%)	— (0%)	$0.181 (72%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2020 (January 1, 2020 through April 30, 2020) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2020, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (May 1, 2015 through April 30, 2020) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Full Year 01/01/2020 to 04/30/2020
Cumulative Total Return[1]	-20.61%
Cumulative Distribution Rate[2]	2.92%
Preceding Five-Year Period 05/01/2015 to 04/30/2020
Average Annual Total Return[3]	-0.40%
Average Annual Distribution Rate[4]	6.86%
Current Annualized Distribution Rate[5]	8.77%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the year-to-date period (January 1, 2020 through April 30, 2020) is determined by dividing the dollar value of distributions in the period by the Fund’s NAV as of April 30, 2020.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of April 30, 2020.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

May 8, 2020

CBRE Clarion Global Real Estate Income Fund

(NYSE: IGR)

CUSIP: 12504G100

Dear Shareholder:

This notice provides detailed information which may assist you and your advisors. This notice is for informational purposes only. No action is required on your part.

CBRE Clarion Global Real Estate Income Fund (the “Fund”) has declared a monthly distribution of $0.05 per share for the month of June 2020. You are receiving this notice as a requirement of the Fund’s managed distribution plan. This notice is intended to provide insight into the estimated character of the current (and year-to-date) distribution(s) in terms of income, capital gain, and return of capital. You should expect to receive this notice with every distribution. The character of the current (and YTD) distribution(s) will change through the course of the year, as the Fund’s estimates of the sources of its income become more clear.

The Fund has paid or declared total distribution of $0.30 per share to date in fiscal year 2020 (January 1, 2020 to June 30, 2020). The source of the distributions declared for the month and current fiscal year is estimated as follows:

Estimated Source of Distributions:
Distribution		Estimated Allocations
		Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital
Current	$0.05	$0.015 (30%)	— (0%)	— (0%)	$0.035 (70%)
YTD	$0.30	$0.089 (30%)	— (0%)	— (0%)	$0.211 (70%)

The allocations reported in this notice are only estimates and are not provided for tax reporting purposes. The actual allocations will depend on the Fund’s investment experience during the remainder of its fiscal year and will not be finalized until after year-end. In addition, the allocations reported to shareholders for tax reporting purposes will also reflect adjustments required under applicable tax regulations. Some of these tax adjustments are significant, and amounts reported to you for tax reporting may be substantially different than those presented in this notice. SHAREHOLDERS WILL BE SENT A FORM 1099-DIV FOR THE CALENDAR YEAR INDICATING HOW TO REPORT FUND DISTRIBUTIONS FOR FEDERAL INCOME TAX PURPOSES.

The estimated allocations presented above are based on the Fund’s monthly calculation of its year-to-date net investment income, capital gains and returns of capital. The Fund’s investment income is mainly comprised of distributions received from the real estate investment trusts (REITs) and other companies in which it invests. “Net investment income” refers to the Fund’s investment income offset by its expenditures, which include the fees paid to the investment adviser and other service providers. “Net realized capital gains” represents the aggregation of the capital gains and losses realized by the Fund from its purchase and sale of investment securities during the year-to-date period. Short-term capital gains are those arising from the sale of securities held by the Fund for less than one year. Long-term capital gains are those arising from the sale of securities held by the Fund for a year or more. The amount of net realized capital gains is also offset by capital losses realized in prior years. Adjustments to net investment income are made based on the character of distributions received by the Fund. A portion of the distributions the Fund receives from REITs will be characterized by the REITs as capital gains or returns of capital. Because REITs often reclassify the distributions they make, the Fund does not know the ultimate character of these distributions at the time they are received, so the Fund estimates the character based on historical information. The Fund’s net investment income is reduced by the amounts characterized by the REITs as capital gains and returns of capital. Amounts characterized by the REITs as capital gains are added to the Fund’s net realized capital gains. Amounts characterized by the REITs as return of capital are classified as such by the Fund.

The Fund’s monthly distribution is set by its Board of Trustees. The Board reviews the Fund’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. The Fund strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Fund’s net investment income and net realized capital gains during the year.

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution includes a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy. The performance and distribution rate information disclosed in the table below is based on the Fund’s net asset value (“NAV”). The Fund’s NAV is calculated as the total market value of all the securities and other assets held by the Fund minus the total value of its liabilities. Performance figures are not meant to represent individual shareholder performance. The value of a shareholder’s investment in the Fund is determined by the market price of the Fund’s shares.

The Fund’s Cumulative Total Return for fiscal year to date 2020 (January 1, 2020 through May 31, 2020) is set forth below. Shareholders should take note of the relationship between the Cumulative Total Return and the Fund’s Cumulative Distribution Rate for 2020, as well as its Current Annualized Distribution Rate. Moreover, the Fund’s Average Annual Total Return for the preceding five-year period (June 1, 2015 through May 31, 2020) is set forth below. Shareholders should take note of the relationship between the Fund’s Average Annual Total Return and its Average Annual Distribution Rate for the preceding five-year period.

Fund Performance and Distribution Rate Information:

Full Year 01/01/2020 to 05/31/2020
Cumulative Total Return[1]	-17.55%
Cumulative Distribution Rate[2]	3.55%
Preceding Five-Year Period 06/01/2015 to 05/31/2020
Average Annual Total Return[3]	0.58%
Average Annual Distribution Rate[4]	6.91%
Current Annualized Distribution Rate[5]	8.51%

1	Cumulative Total Return is the percentage change in the Fund’s NAV over the year-to-date time period including distributions paid and assuming reinvestment of those distributions.

2

Cumulative Distribution Rate for the year-to-date period (January 1, 2020 through May 31, 2020) is determined by dividing the dollar value of distributions in the period by the Fund’s NAV as of May 31, 2020.

3

Average Annual Total Return represents the simple arithmetic average of the Annual Total Returns of the Fund for the preceding five-year period. Annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of those distributions.

4

Average Annual Distribution Rate is the simple arithmetic average of the Annual Distribution Rates for the preceding five-year period. The Annual Distribution Rates are calculated by taking the total distributions paid during the period divided by average daily NAV for the period.

5	The Current Annualized Distribution Rate is the current monthly distribution rate annualized as a percentage of the Fund’s NAV as of May 31, 2020.

For more information on the Fund, please contact your financial advisor or visit us on the web at www.cbreclarion.com.

As always, we appreciate your investment in the CBRE Clarion Global Real Estate Income Fund.

CBRE Clarion Global Real Estate Income Fund

June 9, 2020